                                SECURITY CAPITAL

                               [GRAPHIC GOES HERE]

                           EUROPEAN REAL ESTATE SHARES
                             2002 SEMIANNUAL REPORT





                               [GRAPHIC GOES HERE]
                                SECURITY CAPITAL

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns,

including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in

European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

European real estate securities had a very strong first half, with the Salomon Smith Barney European Property Index returning +21.1% in U.S. Dollar terms year-to-date through June 30, 2002. Both consumer spending and new housing purchases continue to benefit from historically low interest rates. This continues to drive the superior earnings and stock performance of both retail and residential development companies. Our emphasis on companies with exposure to malls and high street retail continues to deliver positive results. The Spanish residential development companies (Vallehermoso and Metrovacesa) also benefited from takeover speculation surrounding the sale of majority stakes in both companies. A more detailed discussion of this event is highlighted below.

The notable company events by country for the first half were:

United Kingdom
Land Securities announced plans to return $842 million to investors on September 6, 2002. The company has currently more capital than it needs for its current development pipeline and capital needs and will return 102 pence per share to shareholders. They also called $310 million of 6.0%/7.0% convertible debentures due 2007/2008.

British Land announced the buyback of $471 million of 6.5% convertible debentures, due 2007. This will reduce both current borrowing costs and eliminate the potential for future dilution.

Spain
On May 28, Santander Central Hispano (Spain's largest bank) sold its 24.5% interest in Vallehermoso to Sacyr, a diversified construction company. Sacyr agreed to pay EUR 569 million or EUR 15.00/Share, a 31% premium over the last closing price. Only one week later, Banco Bilbao agreed to sell a 24% stake in Metrovacesa SA for EUR 545 million to Bami, a smaller Spanish real estate company. The price of EUR 36.55 represents a 59% premium over the last closing price. Both stakes were priced around their latest published net asset value ("NAV") estimates. Spanish securities laws do not require a change of control bid for all shares outstanding if the stake is less than 25% of shares outstanding. We had significant overweight positions in both companies. While we were disappointed that no bid for the entire company materialized, we generated strong performance as the discount to NAV narrowed on take-over speculation and we subsequently reduced our holding, as we consider it unlikely that a bid for either company will emerge.

The Netherlands
Rodamco North America agreed to be acquired by Westfield America Trust, Rouse Co. and Simon Property Group for $5.3 billion. The 35 shopping malls of Rodamco North America were split among the acquiring parties. Over the 19-month holding period, we realized a 33% total return.

Rodamco Europe realized net proceeds of US $141 million from the sale of their 36% interest in RREEF U.S. to Deutsche Bank Asset Management. Other shareholders were Haslemere, Rodamco North America and the Robeco Group.


Ireland
Green Property Plc agreed to be bought by Rodinheights, a company formed by Green's CEO Stephen Vernon, Merrill Lynch and HBOS Plc. The purchase price of EUR 9.80 was 4% below the last published NAV estimate. The stock has consistently traded at 20-50% discounts to NAV over the last three years. We acquired the stock in late 1999 and early 2000 for average cost of EUR 5.34 and realized an 80% total return over the holding period.

--------------------------------------------------------------------------------
Investment Performance

The Security Capital European Real Estate Shares portfolio ("SC-European") generated a total return of +25.5% for the first half of 2002, compared to the Salomon Smith Barney European Property Index total return of +21.1%. The European currencies helped the overall strong performance of SC-European significantly, as the economic outlook for the US economy turned more negative during the second quarter. During the first half of 2002 the Euro gained 11.5%, the British Pound gained 5.4% and the Swedish Krona appreciated by 14.4% versus the U.S. Dollar. The overall impact during the period from currency affects on the stated returns for SC-European was over 900 basis points.

The main contributor to our outperformance during the first half of the year was our overweight in Spanish residential development companies, retail owners throughout Europe, and our stock selection in Ireland, where Green Properties was acquired during the second quarter. A partial offset to the Fund's performance has been and our underweight in Belgian office owners and developer, which have performed well in light of continued strong demand from the European parliament and its affiliated entities.

Investment Outlook

While the timing and shape of an economic recovery remain uncertain within the Eurozone and the global economy, we believe European real estate companies are well-positioned to weather the current recession with low current vacancy rates, stronger balance sheets and higher levels of free cash flow available to the companies than during the early 1990s.

We continue to be comfortable with our more defensive portfolio strategy as the economies in Europe and elsewhere work through the current recession. Our property type weightings are focused on consumer-oriented property types, as corporate profitability continues to be depressed while consumer spending and home purchases are supported by lower interest rates. Since most real estate sectors are lagging the economy, we expect to see further weakening of property fundamentals across most property types and countries. Although operating fundamentals across Europe remain soft, we do not expect any significant further deterioration in NAVs going forward for high-quality real estate, as investors today are willing to pay more for real estate cash flows. This is mainly driven by lower interest rates and the lack of alternative investment opportunities. Valuations continue to be attractive, with the average European property company trading at a 25% discount to NAV. From a sector perspective, we continue to be most concerned about the office sector, where we are probably at least 12 to 24 months away from increases in occupancy levels and the ability to improve pricing.

In summary, we continue to view current stock price levels as an attractive entry point for long-term investors. Our strategy in managing SC-European will focus on company-specific research while maintaining generally country-neutral weightings. We continue to invest in the highest quality companies at very attractive valuations.

Sincerely,

/S/ Anthony R. Manno Jr.                /S/ Kenneth D. Statz
Anthony R. Manno Jr.                    Kenneth D. Statz
President                               Managing Director

FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's performance compared to a frequently used performance benchmark is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended June 30, 2002

                                                                                      Since Inception
                                           Year-to-Date    One-Year   Three-Year     (6/30/98-6/30/02)
   SC-European Real Estate Shares             25.48%        22.41%       7.09%           8.21%

   Salomon Smith Barney-                      21.08%        17.87%       6.08%           3.78%
   European Property Index/1/

Past performance is not indicative of future results. The performance for SC-European Real Estate shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Salomon Smith Barney European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

GROWTH OF A $10,000 INVESTMENT
Period from June 30, 1998 to June 30, 2002

[GRAPHIC]

                   SC-European Real Estate Shares    Salomon Smith Barney-European Property Index
JUN 98                      $10,000                                   $10,000
SEP 98                      $10,210                                   $ 9,364
DEC 98                      $10,325                                   $ 9,160
MAR 99                      $10,712                                   $ 9,278
JUN 99                      $11,165                                   $ 9,718
SEP 99                      $11,662                                   $10,026
DEC 99                      $10,750                                   $ 9,401
MAR 00                      $10,236                                   $ 8,957
JUN 00                      $10,688                                   $ 9,522
SEP 00                      $10,519                                   $ 9,523
DEC 00                      $11,316                                   $10,036
MAR 01                      $11,191                                   $ 9,814
JUN 01                      $11,200                                   $ 9,841
SEP 01                      $10,463                                   $ 9,401
DEC 01                      $10,927                                   $ 9,581
MAR 02                      $11,982                                   $10,394
JUN 02                      $13,710                                   $11,600

Past performance is not indicative of future results. The performance for SC-European Real Estate shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                                       Market Value
     -----------------------------------------------------------------------------------------
              COMMON STOCKS - 99.5%/1/
              UNITED KINGDOM - 50.1%
     75,100   Land Securities, PLC                                                $  988,146
    112,000   British Land Co., PLC                                                  951,138
    120,000   Slough Estates, PLC                                                    664,302
     74,600   Hammerson, PLC                                                         629,545
     33,600   Grainger Trust, PLC                                                    566,072
     80,000   Pillar Property, PLC                                                   515,454
    127,000   Shaftesbury, PLC                                                       490,854
     52,000   Liberty International, PLC                                             462,213
     61,600   Development Securities, PLC                                            389,292
     85,000   Capital & Regional, PLC                                                357,359
     82,000   Brixton, PLC                                                           302,552
     15,700   Workspace Group, PLC                                                   296,819
     52,000   Benchmark Group, PLC                                                   196,619
                                                                                   ---------
                                                                                   6,810,365
              FRANCE - 15.6%
     11,400   Unibail (Union du Credit-Bail Immobilier)                              702,347
      5,000   Klepierre                                                              608,701
      3,800   Gecina, SA                                                             353,608
      9,600   Societe Fonciere Lyonnaise                                             279,164
      1,000   Society Immobiliere de Location pour l'Industrie et
              le Commerce (Silic)                                                    174,478
                                                                                   ---------
                                                                                   2,118,298
              NETHERLANDS - 7.3%
     18,000   Rodamco Europe, NV                                                     760,309
     12,000   Eurocommercial Properties, NV                                          225,934
                                                                                   ---------
                                                                                     986,243
              SPAIN - 6.2%
     20,530   Metrovacesa, SA                                                        424,379
     43,300   Vallehermoso, SA                                                       414,025
                                                                                   ---------
                                                                                     838,404
              SWEDEN - 6.0%
     30,000   Drott, AB                                                              345,191
     18,000   Tornet Fastighets, AB                                                  332,165
     10,500   Castellum, AB                                                          143,612
                                                                                   ---------
                                                                                     820,968
              GERMANY - 3.5%
     48,063   IVG Holding, AG                                                        482,783

              FINLAND - 3.3%
     76,600   Sponda Oyj                                                             453,051

              IRELAND - 2.9%
     44,100   Green Property, PLC                                                    391,244

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

   Shares                                                  Market Value
   --------------------------------------------------------------------

            ITALY - 2.4%
  590,000   Beni Stabili, S.p.A.                            $   327,436

            SWITZERLAND - 2.2%
    3,000   PSP Swiss Property, AG                              305,732

            Total common stocks
                                                            -----------
            (cost $11,775,547)                               13,534,524

            Total investments - 99.5%
                                                            -----------
            (cost $11,775,547)                               13,534,524

            Other assets in excess of liabilities - 0.5%         63,453
                                                            -----------
            Net assets - 100.0%                             $13,597,977
                                                            ===========

  /1/Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows:
     Diversified Real Estate 88.6%, Real Estate Development 5.3%, Shopping Centers 3.4%, and Office 2.2%.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $11,775,547)                                     $13,534,524
   Receivable for investment securities sold                                               399,453
   Dividends receivable                                                                     47,837
   Receivable due from adviser                                                              12,326
   Other assets                                                                             27,969
                                                                                       -----------
   Total assets                                                                         14,022,109
                                                                                       -----------
LIABILITIES:
   Payable for investment securities purchased                                             231,293
   Payable for fund shares redeemed                                                        101,169
   Payable due to custodian                                                                 17,589
   Payable to distributor                                                                    3,010
   Accrued expenses and other liabilities                                                   71,071
                                                                                       -----------
   Total liabilities                                                                       424,132
                                                                                       -----------
        Net assets                                                                     $13,597,977
                                                                                       ===========
NET ASSETS CONSIST OF:
   Capital stock                                                                       $11,699,847
   Undistributed net investment income                                                      10,128
   Accumulated undistributed net realized gain on investments
     and foreign currency transactions                                                     130,670
   Net unrealized appreciation on investments and foreign currency                       1,757,332
                                                                                       -----------
        Net assets                                                                     $13,597,977
                                                                                       ===========
   Shares outstanding (50,000,000 shares of $0.01 par value authorized)                  1,079,862
   Net asset value and redemption price per share                                      $     12.59
                                                                                       ===========

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Dividend income/1/                                                               $  243,394
   Interest income                                                                       1,792
                                                                                    ----------
   Total investment income                                                             245,186
                                                                                    ----------
EXPENSES:
   Transfer agent, custody and accounting costs                                         97,174
   Investment advisory fee                                                              51,266
   Sub-administration fee                                                               39,672
   Professional fees                                                                    22,024
   Distribution expense                                                                 15,078
   Directors' fees and expenses                                                         11,057
   Insurance expense                                                                     6,867
   Shareholder reports and notices                                                       3,439
   Administration fee                                                                    1,206
   Federal and state registration                                                          371
                                                                                    ----------
   Total expenses before reimbursement                                                 248,154
   Less: Reimbursement from adviser                                                   (160,698)
                                                                                    ----------
   Net expenses                                                                         87,456
                                                                                    ----------
        Net investment income                                                          157,730
                                                                                    ==========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                    431,982
   Net realized loss on foreign currency transactions                                  (28,378)
   Change in unrealized appreciation on investments
     and foreign currency                                                            2,071,564
                                                                                    ----------
   Net realized and unrealized gain on investments                                   2,475,168
                                                                                    ----------
        Net increase in net assets resulting from operations                        $2,632,898
                                                                                    ==========

/1/ Net of foreign withholding taxes of $28,692.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six months ended
                                                                            June 30, 2002     Year ended
                                                                             (unaudited)     Dec. 31, 2001
----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                     $   157,730       $   238,155
   Net realized gain on investments                                              431,982           117,902
   Net realized loss on foreign currency transactions                            (28,378)          (30,295)
   Change in unrealized appreciation (depreciation)
     on investments                                                            2,071,564          (704,890)
                                                                             -----------------------------
   Net increase (decrease) in net assets
     resulting from operations                                                 2,632,898          (379,128)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   1,839,910            34,403
   Shares issued to holders in reinvestment
     of dividends                                                                  8,031               505
   Cost of shares redeemed                                                    (1,181,801)           (4,236)
                                                                             -----------------------------
   Net increase in net assets from capital
     share transactions                                                          666,140            30,672

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                   (147,156)         (207,048)
                                                                             -----------------------------
   Total distributions                                                          (147,156)         (207,048)
     Total increase (decrease) in net assets                                   3,151,882          (555,504)

NET ASSETS:
   Beginning of period/1/                                                     10,446,095        11,001,599
                                                                             -----------------------------
   End of period/2/                                                          $13,597,977       $10,446,095
                                                                             =============================

/1/ Including distribution in excess of net investment income of $446 for the year ended December 31, 2001.

/2/ Including undistributed net investment income of $10,128 for the six months ended June 30, 2002.


                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six months ended
                                                    June 30,2002     Year ended    Year ended    Year ended    Period ended
                                                    (Unaudited)     Dec. 31,2001  Dec. 31,2000  Dec. 31,1999  Dec. 31,1998/1/
                                                  ---------------------------------------------------------------------------
For a share outstanding for each period:
Net asset value, beginning of period                  $ 10.15        $ 10.72       $ 10.26      $ 10.28          $10.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.15           0.23          0.14         0.20            0.04
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                                 2.43          (0.60)         0.40         0.23            0.28
                                                  ---------------------------------------------------------------------------
  Total from investment operations                       2.58          (0.37)         0.54         0.43            0.32
                                                  ---------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.14)         (0.20)        (0.08)       (0.17)          (0.02)
  Dividends in excess of net
   investment income                                       --             --            --           --           (0.02)
  Dividends from net realized gains                        --             --            --        (0.28)             --
                                                  ---------------------------------------------------------------------------
  Total distributions                                   (0.14)         (0.20)        (0.08)       (0.45)          (0.04)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                        $ 12.59        $ 10.15       $ 10.72      $ 10.26          $10.28
                                                  ---------------------------------------------------------------------------
Total return                                           25.48% /2/     (3.44%)        5.27%        4.12%           3.25% /2/

Supplemental data and ratios:
  Net assets, end of period ($000)                    $13,598        $10,446       $11,002      $10,582          $6,071
  Ratio of expenses to average
   net assets/4/                                        1.45% /3/      1.45%         1.45%        1.45%           1.45% /3/
  Ratio of net investment income
   to average net assets/4/                             2.62% /3/      2.18%         1.37%        1.84%           1.32% /3/

  Ratio of net investment income                       28.00%         33.16%        94.35%       61.37%             --%

/1/  Fund commenced operations June 30, 1998.

/2/  Not annualized.

/3/  Annualized.

/4/ Without voluntary expense reimbursements of $160,698 for the six months ended June 30, 2002, and $223,080, $299,721, $337,352 for the years ended
     December 31, 2001, 2000, and 1999, and $155,345 for the period ended December 31, 1998, the ratios of expenses to average net assets would have been 4.11%, 3.50%, 4.41%, 4.32% and 9.66%, respectively, and the ratio of net investment income (loss) to average net assets would have been (0.05%), 0.14%, (1.60%), (1.03%) and (6.89%), respectively.


                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital European Real Estate Shares ("the Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on June 30, 1998. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation -- Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2001, the Fund has a realized capital loss carry-forward, for Federal income tax purposes, of $245,531 (expires December 31, 2008), available to be used to offset future realized capital gains. As of December 31, 2001, the Fund has elected for Federal income tax purposes to defer a $446 current year post October currency loss as though the loss was incurred on the first day of the next fiscal year.

     c) Distributions to Shareholders -- Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     d) Foreign Currency -- The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of investments and foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the

--------------------------------------------------------------------------------

     books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investments.

     e) Repurchase Agreements -- The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

     f) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

Six Months Ended June 30, 2002:
----------------------------------------------------------------------------------------------------------
                                                                                      Amount       Shares
                                                                                   -----------------------
   Shares sold                                                                     $ 1,839,910     142,272
   Shares issued to holders in reinvestment of dividend                                  8,031         640
   Shares redeemed                                                                  (1,181,801)    (92,404)
                                                                                   -----------------------
   Net increase                                                                    $   666,140      50,508
                                                                                   =======================

Year Ended December 31, 2001:
----------------------------------------------------------------------------------------------------------
                                                                                       Amount       Shares
                                                                                      --------------------
   Shares sold                                                                        $ 34,403       3,377
   Shares issued to holders in reinvestment of dividends                                   505          50
   Shares redeemed                                                                      (4,236)       (420)
                                                                                      --------------------
   Net increase                                                                       $ 30,672       3,007
                                                                                      ====================

--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2002, were $4,228,111 and $3,194,283 respectively.

     At June 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

           Appreciation                                        $ 1,992,450
           (Depreciation)                                         (233,473)
                                                               -----------
           Net appreciation on investments                     $ 1,758,977
                                                               ===========

     At June 30, 2002, the cost of investments for federal income tax purposes was $11,775,547.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M was formerly an indirect, wholly owned subsidiary of Security Capital Group. On December 14, 2001, Security Capital Group and GE Capital, through its commercial real estate business, announced that they had entered into a definitive agreement for GE Capital to acquire Security Capital Group. The transaction was approved by the Board of Directors of both companies. Security Capital Group shareholders voted to approve the acquisition on May 14, 2002. As a result, SC-R&M is now a wholly owned subsidiary of GE Capital. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets.

     SC-R&M voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the six months ended June 30, 2002. SC-R&M has extended this agreement through at least December 31, 2002.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   CONCENTRATION OF RISKS

     The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the cleanup of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

--------------------------------------------------------------------------------

     The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

     Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

     The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

     The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's respective shares and for providing certain services to shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. For the six months ended June 30, 2002, the Fund has made payments totaling $14,274 as required by the adopted Plans.

7.   PRINCIPAL SHAREHOLDERS

     As of June 30, 2002, SC Realty Incorporated, a wholly-owned subsidiary of Security Capital, owned 95.0% of the Fund's total outstanding shares.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                            Number of
                                                                                           Portfolios
                                                                                               in                Other
                                            Term of Office           Principal             Fund Complex       Directorships
   Name, Address         Position(s) Held   and Length of          Occupation(s)           Overseen by          Held by
     and Age              with the Fund      Time Served        During Past 5 Years          Director           Director
-------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/   Chairman of       Term:           Managing Director and President    Two         Director of Security
                          the Board of      Indefinite/2/   of SC-R&M since January 1995.                  Capital Preferred
11 S. LaSalle Street      Directors,                                                                       Growth Incorporated
Second Floor              Managing          Time Served:    Member of the Investment                       and Bulgarian
Chicago, Illinois         Director and      5 years         Committee of Security Capital                  American Enterprise
60603                     President                         from March 1994 to June 1996.                  Fund.

Age: 50                                                     Managing Director of LaSalle
                                                            Partners Limited from March 1980
                                                            to March 1994.

Robert H. Abrams          Director          Term:           Senior Lecturer Dept. of City and  Two         Director of Cayuga
                                            Indefinite/2/   Regional Planning, College of                  Medical Center.
11 S. LaSalle Street                                        Architecture, Art & Planning at
Second Floor                                Time Served:    Cornell University since 1992.
Chicago, Illinois                           5 years
60603                                                       Founding Director of the Program
                                                            in Real Estate at Cornell
Age: 70                                                     University in 1995.

Stephen F. Kasbeer        Director          Term:           Retired Senior Vice President for  Two         Director of
                                            Indefinite/2/   Administration and Treasurer of                Commonfund
11 S. LaSalle Street                                        Loyola University, Chicago from                Endowment Realty
Second Floor                                Time Served:    1981 to July 1994.                             Investors, Inc.
Chicago, Illinois                           5 years
60603

Age: 77

George F. Keane           Director          Term:           Chairman of the Board of Trigen    Two         Director of the
                                            Indefinite/2/   Energy Corporation from 1994 to                Bramwell Funds,
11 S. LaSalle Street                                        March 2000.                                    Longview Oil and
Second Floor                                Time Served:                                                   Gas Group, Nicholas
Chicago, Illinois                           5 years         Founding Chief Executive of the                Applegate Mutual
60603                                                       Endowment Realty Investors in                  Funds, Universal
                                                            1998 and The Common Fund in                    Bond Fund and
Age: 72                                                     1971.                                          Universal Stainless
                                                                                                           Alloy Products.


Kenneth D. Statz          Managing          Time Served:    Managing Director of SC-R&M        Not         Not
                          Director          5 years         since November 1997, Senior        Applicable  Applicable
11 S. LaSalle Street                                        Vice President July 1996 to
Second Floor                                                November 1997 and Vice
Chicago, Illinois                                           President from March 1995 to
60603                                                       July 1996.

Age: 43                                                     Vice President and Senior Analyst
                                                            in the Investment Research
                                                            department of Goldman Sachs &
                                                            Co., from February 1992 to
                                                            January 1995.

/1/  "Interested person" as defined in the 1940 Act.

/2/  Directors serve an indefinite term until his successor is elected.

--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                               Portfolios in        Other
                                            Term of Office          Principal                   Fund Complex     Directorships
   Name, Address       Position(s) Held     and Length of          Occupation(s)                Overseen by        Held by
     and Age           with the Fund         Time Served       During Past 5 Years               Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell        Senior Vice          Time Served:    Senior Vice President of SC-             Not               Not
11 S. LaSalle Street   President            5 years         R&M since November 1997 and           Applicable        Applicable
Second Floor                                                Vice President from July 1996 to
Chicago, Illinois                                           November 1997.
60603
                                                            Equity Vice President and
Age: 46                                                     Portfolio Manager of LaSalle
                                                            Partners Limited from January
                                                            1987 to January 1996.

Alexander K. Daggett   Vice President -     Time Served:    Vice President of SC-R&M since           Not               Not
11 S. LaSalle Street   Client Services      4 years         March 1998.                           Applicable        Applicable
Second Floor
Chicago, Illinois                                           National Sales Manager for
60603                                                       Marshall Funds from January
                                                            1997 to December 1997.
Age: 52

Jeffrey C. Nellessen   Vice President,    Time Served:      Vice President and Controller of         Not               Not
11 S. LaSalle Street   Treasurer and      5 years           SC-R&M since March 1997.              Applicable        Applicable
Second Floor           Assistant                            Controller, Manager of Client
Chicago, Illinois      Secretary                            Administration and Compliance
60603                                                       Officer at Strong Capital
                                                            Management from June 1988 to
Age: 40                                                     March 1997.

David T. Novick        Vice President     Time Served:      Senior Vice President of Security        Not               Not
11 S. LaSalle Street   and Secretary      4 years           Capital since March 2001 and          Applicable        Applicable
Second Floor                                                Vice President from June 1998 to
Chicago, Illinois                                           March 2001.
60603
                                                            Partner with the law firm of
Age: 37                                                     Katten Muchin and Zavis from
                                                            September 1989 to June 1998.

Michael J. Heller      Assistant          Time Served:      Assistant Controller of SC-R&M           Not               Not
11 S. LaSalle Street   Treasurer          4 years           since October 1997.                   Applicable        Applicable
Second Floor
Chicago, Illinois                                           Member of the audit team at
60603                                                       McGladrey & Pullen, LLP from
                                                            August 1992 to October 1997.
Age: 32

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Bernard Krieg
Vice President

David T. Cheng
Analyst

Matthew D. Hansen
Securities Trader


INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois 60603
1-888-SECURITY


TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts 02266-8121
1-800-409-4189

                           [LOGO OF SECURITY CAPITAL]

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com

405SEMI02